                  SCHEDULE 7 TO FINANCIAL WARRANTY AGREEMENT
      NAMES AND ADDRESSES OF CERTAIN PERSONS TO RECEIVE THE DAILY REPORT
Each Person listed on this Schedule 7 shall receive a copy of the Daily
                           ----------
Report via e-mail with confirmed delivery status notification sent to the following addresses, or to such other address and/or addresses or other contact information as shall be specified in writing by the Warranty Provider to the Adviser or the Fund:
---------------------------------------------------------------------------------
         MERRILL LYNCH BANK USA                MERRILL LYNCH INTERNATIONAL

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                      Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      9th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention:  Stephen Cohen,                  Attention: John Lambert
      Managing Director                           Telephone: 212-449-9597
      Telephone:  212-449-1438                    Facsimile: 212-738-2309
      Facsimile: 212-738-1110                     Email:
      Email: s_cohen@ml.com                       Jlambert@exchange.ml.com

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                      Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      9th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention:  Rodney Wong                     Attention: Stephen Houston
      Telephone: 212-449-0156                     Telephone: 212-449-6577
      Facsimile:  212-738-1120                    Facsimile: 212-738-1954
      Email:  rwong@na2.us.ml.com                  Email: steve_houston@ml.com

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                      Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      8th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention:  Aaron Kwon                      Attention: Keith Cunningham
      Telephone: 212-449-4308                     Telephone: 212-449-6577
      Facsimile: 212-449-6660                     Facsimile: 212-738-1954
      Email: akwon@exchange.ml.com                            Email:
                                                   kcunningham@exchange.ml.com
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                      Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      9th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention:  Joseph F. Fulco                 Attention: Mark Alberici
      Telephone: 212-449-6376                     Telephone: 212-449-2307
      Facsimile: 212-738-1120                     Facsimile: 212-738-2309
      Email: jfulco@exchange.ml.com               Email:
                                                  malbericia@exchange.ml.com
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                     Merrill Lynch International
      4 World Financial Center                   4 World Financial Center
      9th Floor                                  5th Floor
      250 Vesey Street                           250 Vesey Street
      New York, New York 10080                   New York, New York 10080
      Attention:  Andrew Portnoy                 Attention: Armando Rico
      Telephone: 212-449-9752                    Telephone: 212-449-7682
      Facsimile: 212-449-6660                    Facsimile: 212-449-7909
      Email: amportnoy@exchange.ml.com        Email: arico@exchange.ml.com

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
      Merrill Lynch Bank USA                     Merrill Lynch International
      4 World Financial Center                   4 World Financial Center
      9th Floor                                  5th Floor
      250 Vesey Street                           250 Vesey Street
      New York, New York 10080                   New York, New York 10080
      Attention:  Tim Adhikari                   Attention: Mark Donoghue
      Telephone: 212-449-1438                    Telephone: 212-449-7682
      Facsimile: 212-738-1110                    Facsimile: 212-449-7909
      Email: tim_adhikari@ml.com                               Email:
                                                Mdonoghue@exchange.ml.com
---------------------------------------------------------------------------------

A copy of the Daily Report shall be deemed to have been delivered in accordance with Section 3.4 when sent to each of the following four Persons
                -----------
via confirmed facsimile transmission to the addresses below, or to such other address and/or addresses or other contact information as shall be specified in writing by the Warranty Provider to the Adviser or the Fund:

--------------------------------------------------------------------------------
      Merrill Lynch Bank USA                      Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      9th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention:  Stephen Cohen, Managing         Attention: John Lambert
      Director                                    Telephone: 212-449-9597
      Telephone:  212-449-1438                    Facsimile: 212-738-2309
      Facsimile: 212-738-1110                     Email:
      Email: s_cohen@ml.com                       Jlambert@exchange.ml.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Merrill Lynch International                 Merrill Lynch International
      4 World Financial Center                    4 World Financial Center
      5th Floor                                   5th Floor
      250 Vesey Street                            250 Vesey Street
      New York, New York 10080                    New York, New York 10080
      Attention: Armando Rico                     Attention: Stephen Houston
      Telephone: 212-449-7682                     Telephone: 212-449-6577
      Facsimile: 212-449-7909                     Facsimile: 212-738-1954
      Email: arico@exchange.ml.com                Email:
                                                  shouston@exchange.ml.com
--------------------------------------------------------------------------------

                                                                     Annex A-1

     Form of Opinions to be provided by Phillip S. Gillespie, Senior Vice
             President and Deputy General Counsel of the Adviser

Regarding OppenheimerFunds, Inc.:

1.    The Adviser (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Colorado,  (ii) has the power and authority,  and the legal right,  to own its assets and to  transact  the  business  in  which it is  engaged,  (iii) is duly qualified  to do business and is in good  standing  under the laws of each  jurisdiction  where its  ownership  or lease of property or the conduct of its business  requires  such  qualification,  except where the failure to so qualify  could not  reasonably  be expected to have an Adverse Effect and (iv) is in compliance with all  Requirements of
         Law, except where  non-compliance could not reasonably be expected to have an Adverse Effect.

2.    The  Adviser  has the  power and  authority,  and the  legal  right,  to execute,  deliver and perform its  obligations  under the Transaction
         Documents to which it is a party and has taken all  necessary  action
         required  by  applicable   Requirements   of  Law  to  authorize  the
         execution,  delivery and performance of the Transaction  Documents to which it is a party.  Except  as has been  obtained,  no  consent  or authorization  of, filing with, or other act by or in respect of, any
         Government  Authority or any other  Person is required in  connection
         with   the   execution,    delivery,    performance,    validity   or
         enforceability   by  or  against  the  Adviser  of  the   Transaction
         Documents  to  which  it  is  a  party,  other  than  such  consents, authorizations,  filings  or acts  the  absence  of which  could  not reasonably  be expected  to have an Adverse  Effect.  This  Agreement has been,  and each other  Transaction  Document to which the Adviser is a party will be,  duly  executed  and  delivered  on behalf of the
         Adviser.  This  Agreement  constitutes,  and each  other  Transaction
         Document  to  which  the  Adviser  is  a  party,  when  executed  and delivered,  will constitute, a legal, valid and binding obligation of the  Adviser  enforceable  against it in  accordance  with its terms, except as  enforceability  may be limited by  applicable  bankruptcy, insolvency, reorganization,  moratorium or similar laws affecting the enforcement of creditors'  rights generally and by general  equitable principles  (whether  enforcement  is sought by proceedings in equity or at law).

3.    The  execution,   delivery  and   performance  by  the  Adviser  of  the
         Transaction  Documents  to  which  it is a party  do not and will not violate  any  Requirement  of Law or  Contractual  Obligation  of the
         Adviser  and  will  not  result  in,  or  require,  the  creation  or imposition  of any Lien on any of its  property,  assets or revenues, except where such  violation or Lien could not reasonably be expected to have an Adverse  Effect.  The Adviser is not in  violation  of any
         Contractual  Obligation,   except  where  such  violation  could  not
         reasonably be expected to have an Adverse Effect.

4.    To my knowledge,  other than the  proceedings  disclosed to the Warranty
         Provider  in the  Letter  Agreement,  no  litigation,  proceeding  or investigation of or before any arbitrator or Government  Authority is pending or, to the Adviser's knowledge,  threatened by or against the
         Adviser or against any of its  properties  or revenues (i)  asserting
         the  invalidity  or   unenforceability  of  any  of  the  Transaction
         Documents,  (ii)  seeking to prevent the  consummation  of any of the
         transactions   contemplated  by  the  Transaction  Documents,   (iii)
         seeking  any   determination  or  ruling  that  could  reasonably  be
         expected to have an Adverse  Effect or (iv)  asserting  any violation by the  Adviser  or the Fund of the  Investment  Advisers  Act or the
         Investment  Company  Act  or the  respective  rules  and  regulations promulgated  thereunder  or  alleging  that the  Adviser  or the Fund committed  or engaged in or attempted to commit or engage in any act, practice or course of business  which is  fraudulent,  deceptive,  or manipulative.

5.    The Adviser is duly  registered  with the  Commission  as an  investment adviser  under the  Investment  Advisers  Act; and to the best of the
         Adviser's  knowledge there does not exist any proceeding or any facts or  circumstances  the existence of which could adversely  affect the registration of the Adviser with the  Commission;  the Adviser is not prohibited  by any  provision of the  Investment  Advisers Act or the
         Investment  Company  Act,  or the  respective  rules and  regulations thereunder,  from  acting  as an  investment  adviser  of the Fund as contemplated hereunder.

6.    The  Underlying  Fund is  duly  registered  with  the  Commission  as an open-end  management  investment company under the Investment Company
         Act and has been  operated in  compliance  in all  material  respects with  the  Investment  Company  Act and  the  rules  and  regulations thereunder and the Commission has not issued any order  preventing or suspending the use of any prospectus  relating to any class of shares of the Underlying  Fund and the Underlying  Fund has not received any
         notice  from  the   Commission   pursuant  to  Section  8(e)  of  the
         Investment Company Act with respect to the registration  statement on
         Form N-1A  currently in effect for the  Underlying  Fund.  The shares of each class of the Underlying  Fund are duly authorized and validly issued and are outstanding,  fully paid and nonassessable and conform
         in  all  respects  to  the  description   thereof  contained  in  the
         registration statement with respect to such shares.

Regarding  Oppenheimer Principal Protected Main Street Fund III of Oppenheimer
Principal Protected Trust III:

1.    The Trust (i) is a business trust duly formed,  validly  existing and in good standing under the laws of the  Commonwealth  of  Massachusetts;
         (ii) has the power and  authority,  and the legal  right,  to own its assets and to transact the business in which it is engaged;  (iii) is duly  qualified to do business and is in good standing under the laws of each jurisdiction  where its ownership or lease of property or the conduct of its business  requires  such  qualification,  except where the failure to so qualify  could not  reasonably  be expected to have an Adverse Effect;  and (iv) is in compliance  with all  Requirements of Law, except where  non-compliance could not reasonably be expected to have an Adverse Effect.

2.    The Trust has the power and  authority,  and the legal right,  on behalf of the Fund, to execute,  deliver and perform its  obligations  under the Transaction  Documents to which the Fund is a party and has taken all necessary  action  required by applicable  Requirements of Law to authorize the execution,  delivery and performance of the Transaction
         Documents to which the Fund is a party.  No consent or  authorization of,  filing  with,  or other act by or in respect of, any  Government
         Authority  or any other  Person is  required in  connection  with the execution,  delivery,  performance,  validity or enforceability by or against  the  Fund of the  Transaction  Documents  to  which  it is a party,  other  than the  filing  under  the Acts of the  Registration
         Statement and the  Prospectus,  filings in  accordance  with Blue Sky laws and the  requisite  approval of the Trust's  Board of  Trustees, other  than  such  consents,  authorizations,  filings  or acts,  the absence of which could not  reasonably be expected to have an Adverse
         Effect.   This  Agreement  has  been,  and  each  other   Transaction
         Document to which the Trust,  on behalf of the Fund,  is a party will be,  duly  executed  and  delivered  on  behalf  of  the  Fund.  This
         Agreement  constitutes,  and each other Transaction Document to which the  Trust,  on behalf of the Fund,  is a party,  when  executed  and delivered,  will constitute, a legal, valid and binding obligation of the Fund  enforceable  against the Fund in accordance with its terms, except as  enforceability  may be limited by  applicable  bankruptcy, insolvency, reorganization,  moratorium or similar laws affecting the enforcement of creditors'  rights generally and by general  equitable principles  (whether  enforcement  is sought by proceedings in equity or at law).

3.    The execution,  delivery and  performance by the Trust, on behalf of the
         Fund,  of the  Transaction  Documents  to  which  the Fund is a party
         (including the  Declaration of Trust) do not and will not violate any
         Requirement  of Law or  Contractual  Obligation  of the Fund and will not result in, or require,  the creation or imposition of any Lien on any of its property,  assets or revenues, except where such violation or Lien could not  reasonably be expected to have an Adverse  Effect.
         The Fund is not in violation of any  Contractual  Obligation,  except where such  violation  could not  reasonably  be  expected to have an
         Adverse Effect.

4.    Other than the  proceedings  disclosed to the  Warranty  Provider in the
         Letter Agreement,  no litigation,  proceeding or investigation of, or before any  arbitrator  or  Governmental  Authority is pending or, to the Fund's  knowledge,  threatened  by or against the Fund or against any of its  properties or revenues (i)  asserting  the  invalidity or unenforceability  of any of the Transaction  Documents,  (ii) seeking to prevent the consummation of any of the  transactions  contemplated by the  Transaction  Documents,  (iii) seeking any  determination  or ruling that could  reasonably  be expected to have an Adverse  Effect or  (iv)  asserting  any  violation  by the  Fund  of the  Investment
         Company Act or the rules and  regulations  promulgated  thereunder or alleging  that the Fund  committed  or  engaged  in or  attempted  to commit or engage in any act,  practice or course of business which is fraudulent, deceptive, or manipulative.

5.    The  Trust  is  duly  registered  with  the  Commission  as an  open-end management  investment  company under the Investment  Company Act and has been  operated in  compliance  in all material  respects with the
         Investment  Company Act and the rules and regulations  thereunder and the Commission has not issued any order  preventing or suspending the use of any  prospectus  relating  to any Class of Shares and the Fund has not received any notice from the  Commission  pursuant to Section
         8(e) of the Investment  Company Act with respect to the  Registration
         Statement.

6.    The Fund has received from the Commission such  exemptive,  no-action or
         other  relief  from  the  Investment   Company  Act  (and  the  rules
         promulgated  thereunder)  such  that it may  operate  in a  "fund  of funds"  structure  whereby the Fund is able to purchase  and hold the
         securities   contemplated  by  this  Agreement,   including   without
         limitation shares of the Underlying Fund and S&P Futures.

                                                                     Annex A-2
     Form of Opinions to be provided by Phillip S. Gillespie, Senior Vice
             President and Deputy General Counsel of the Adviser

Regarding OppenheimerFunds, Inc.:

1.    The Adviser (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Colorado,  (ii) has the power and authority,  and the legal right,  to own its assets and to  transact  the  business  in  which it is  engaged,  (iii) is duly qualified  to do business and is in good  standing  under the laws of each  jurisdiction  where its  ownership  or lease of property or the conduct of its business  requires  such  qualification,  except where the failure to so qualify  could not  reasonably  be expected to have an Adverse Effect and (iv) is in compliance with all  Requirements of
         Law, except where  non-compliance could not reasonably be expected to have an Adverse Effect.

2.    The  Adviser  has the  power and  authority,  and the  legal  right,  to execute,  deliver and perform its  obligations  under the Transaction
         Documents to which it is a party and has taken all  necessary  action
         required  by  applicable   Requirements   of  Law  to  authorize  the
         execution,  delivery and performance of the Transaction  Documents to which it is a party.  Except  as has been  obtained,  no  consent  or authorization  of, filing with, or other act by or in respect of, any
         Government  Authority or any other  Person is required in  connection
         with   the   execution,    delivery,    performance,    validity   or
         enforceability   by  or  against  the  Adviser  of  the   Transaction
         Documents  to  which  it  is  a  party,  other  than  such  consents, authorizations,  filings  or acts  the  absence  of which  could  not reasonably  be expected  to have an Adverse  Effect.  This  Agreement has been,  and each other  Transaction  Document to which the Adviser is a party will be,  duly  executed  and  delivered  on behalf of the
         Adviser.  This  Agreement  constitutes,  and each  other  Transaction
         Document  to  which  the  Adviser  is  a  party,  when  executed  and delivered,  will constitute, a legal, valid and binding obligation of the  Adviser  enforceable  against it in  accordance  with its terms, except as  enforceability  may be limited by  applicable  bankruptcy, insolvency, reorganization,  moratorium or similar laws affecting the enforcement of creditors'  rights generally and by general  equitable principles  (whether  enforcement  is sought by proceedings in equity or at law).

3.    The  execution,   delivery  and   performance  by  the  Adviser  of  the
         Transaction  Documents  to  which  it is a party  do not and will not violate  any  Requirement  of Law or  Contractual  Obligation  of the
         Adviser  and  will  not  result  in,  or  require,  the  creation  or imposition  of any Lien on any of its  property,  assets or revenues, except where such  violation or Lien could not reasonably be expected to have an Adverse  Effect.  The Adviser is not in  violation  of any
         Contractual  Obligation,   except  where  such  violation  could  not
         reasonably be expected to have an Adverse Effect.

4.    To my knowledge,  other than the  proceedings  disclosed to the Warranty
         Provider  in the  Letter  Agreement,  no  litigation,  proceeding  or investigation of or before any arbitrator or Government  Authority is pending or, to the Adviser's knowledge,  threatened by or against the
         Adviser or against any of its  properties  or revenues (i)  asserting
         the  invalidity  or   unenforceability  of  any  of  the  Transaction
         Documents,  (ii)  seeking to prevent the  consummation  of any of the
         transactions   contemplated  by  the  Transaction  Documents,   (iii)
         seeking  any   determination  or  ruling  that  could  reasonably  be
         expected to have an Adverse  Effect or (iv)  asserting  any violation by the  Adviser  or the Fund of the  Investment  Advisers  Act or the
         Investment  Company  Act  or the  respective  rules  and  regulations promulgated  thereunder  or  alleging  that the  Adviser  or the Fund committed  or engaged in or attempted to commit or engage in any act, practice or course of business  which is  fraudulent,  deceptive,  or manipulative.

5.    The Adviser is duly  registered  with the  Commission  as an  investment adviser  under the  Investment  Advisers  Act; and to the best of the
         Adviser's  knowledge there does not exist any proceeding or any facts or  circumstances  the existence of which could adversely  affect the registration of the Adviser with the  Commission;  the Adviser is not prohibited  by any  provision of the  Investment  Advisers Act or the
         Investment  Company  Act,  or the  respective  rules and  regulations promulgated  thereunder,  from acting as an investment adviser of the
         Fund as contemplated hereunder.

6.    The  Underlying  Fund is  duly  registered  with  the  Commission  as an open-end  management  investment company under the Investment Company
         Act and has been  operated in  compliance  in all  material  respects with  the  Investment  Company  Act and  the  rules  and  regulations thereunder and the Commission has not issued any order  preventing or suspending the use of any prospectus  relating to any class of shares of the Underlying  Fund and the Underlying  Fund has not received any
         notice  from  the   Commission   pursuant  to  Section  8(e)  of  the
         Investment Company Act with respect to the registration  statement on
         Form N-1A  currently in effect for the  Underlying  Fund.  The shares of each class of the Underlying  Fund are duly authorized and validly issued and are outstanding,  fully paid and nonassessable and conform
         in  all  respects  to  the  description   thereof  contained  in  the
         registration statement with respect to such shares.

Regarding  Oppenheimer Principal Protected Main Street Fund III of Oppenheimer
Principal Protected Trust III:

1.    The Trust (i) is a business trust duly formed,  validly  existing and in good standing under the laws of the  Commonwealth  of  Massachusetts;
         (ii) has the power and  authority,  and the legal  right,  to own its assets and to transact the business in which it is engaged;  (iii) is duly  qualified to do business and is in good standing under the laws of each jurisdiction  where its ownership or lease of property or the conduct of its business  requires  such  qualification,  except where the failure to so qualify  could not  reasonably  be expected to have an Adverse Effect;  and (iv) is in compliance  with all  Requirements of Law, except where  non-compliance could not reasonably be expected to have an Adverse Effect.

2.    The Trust has the power and  authority,  and the legal right,  on behalf of the Fund, to execute,  deliver and perform its  obligations  under the Transaction  Documents to which the Fund is a party and has taken all necessary  action  required by applicable  Requirements of Law to authorize the execution,  delivery and performance of the Transaction
         Documents to which the Fund is a party.  No consent or  authorization of,  filing  with,  or other act by or in respect of, any  Government
         Authority  or any other  Person is  required in  connection  with the execution,  delivery,  performance,  validity or enforceability by or against  the  Fund of the  Transaction  Documents  to  which  it is a party,  other  than the  filing  under  the Acts of the  Registration
         Statement and the  Prospectus,  filings in  accordance  with Blue Sky laws and the  requisite  approval of the Trust's  Board of  Trustees, other  than  such  consents,  authorizations,  filings  or acts,  the absence of which could not  reasonably be expected to have an Adverse
         Effect.   This  Agreement  has  been,  and  each  other   Transaction
         Document to which the Trust,  on behalf of the Fund,  is a party will be,  duly  executed  and  delivered  on  behalf  of  the  Fund.  This
         Agreement  constitutes,  and each other Transaction Document to which the  Trust,  on behalf of the Fund,  is a party,  when  executed  and delivered,  will constitute, a legal, valid and binding obligation of the Fund  enforceable  against the Fund in accordance with its terms, except as  enforceability  may be limited by  applicable  bankruptcy, insolvency, reorganization,  moratorium or similar laws affecting the enforcement of creditors'  rights generally and by general  equitable principles  (whether  enforcement  is sought by proceedings in equity or at law).

3.    The execution,  delivery and  performance by the Trust, on behalf of the
         Fund,  of the  Transaction  Documents  to  which  the Fund is a party
         (including the  Declaration of Trust) do not and will not violate any
         Requirement  of Law or  Contractual  Obligation  of the Fund and will not result in, or require,  the creation or imposition of any Lien on any of its property,  assets or revenues, except where such violation or Lien could not  reasonably be expected to have an Adverse  Effect.
         The Fund is not in violation of any  Contractual  Obligation,  except where such  violation  could not  reasonably  be  expected to have an
         Adverse Effect.

4.    Other than the  proceedings  disclosed to the  Warranty  Provider in the
         Letter Agreement,  no litigation,  proceeding or investigation of, or before any  arbitrator  or  Governmental  Authority is pending or, to the Fund's  knowledge,  threatened  by or against the Fund or against any of its  properties or revenues (i)  asserting  the  invalidity or unenforceability  of any of the Transaction  Documents,  (ii) seeking to prevent the consummation of any of the  transactions  contemplated by the  Transaction  Documents,  (iii) seeking any  determination  or ruling that could  reasonably  be expected to have an Adverse  Effect or  (iv)  asserting  any  violation  by the  Fund  of the  Investment
         Company Act or the rules and  regulations  promulgated  thereunder or alleging  that the Fund  committed  or  engaged  in or  attempted  to commit or engage in any act,  practice or course of business which is fraudulent, deceptive, or manipulative.

5.    The  Trust  is  duly  registered  with  the  Commission  as an  open-end management  investment  company under the Investment  Company Act and has been  operated in  compliance  in all material  respects with the
         Investment  Company Act and the rules and regulations  thereunder and the Commission has not issued any order  preventing or suspending the use of any  prospectus  relating  to any Class of Shares and the Fund has not received any notice from the  Commission  pursuant to Section
         8(e) of the Investment  Company Act with respect to the  Registration
         Statement.

6.    The Fund is a  "diversified"  fund within the meaning of the  Investment
         Company Act.

7.    The Shares of each Class of Shares of the Fund are duly  authorized  and
         validly   issued  and  are   outstanding   and  fully  paid  and  are
         nonassessable  by  the  Trust  and  conform  in all  respects  to the description  thereof  contained  in the  Registration  Statement  and
         Prospectus with respect to such Class of Shares.

8.    The Registration  Statement and the Prospectus  (other than with respect to any information  relating solely to the Warranty Provider included in the  Registration  Statement  or the  Prospectus  which  has  been provided by the Warranty  Provider in writing for  inclusion  therein under the WP Information  Letter) (A) have been prepared by the Trust in  material  conformity  with the  requirements  of the Acts and the rules and  regulations  of the Commission  thereunder;  (B) have been declared  effective by the  Commission;  (C) contain all  information and  statements  which  are  required  by the Acts and the  rules and regulations  thereunder;  and (D) do not contain any untrue statement of a material  fact or omit to state any material fact required to be stated  therein or necessary to make the statements  therein,  in the
         light  of  the   circumstances   under  which  they  were  made,  not
         misleading.

9.    The Fund has received from the Commission such  exemptive,  no-action or
         other  relief  from  the  Investment   Company  Act  (and  the  rules
         promulgated  thereunder)  such  that it may  operate  in a  "fund  of funds"  structure  whereby the Fund is able to purchase  and hold the
         securities   contemplated  by  this  Agreement,   including   without
         limitation shares of the Underlying Fund and S&P Futures.

                                                                       Annex B
____________, 2004

To:   Oppenheimer Principal Protected Main Street Fund III of
Oppenheimer Principal Protected Trust III
6803 South Tucson Way,
Centennial, Colorado 80112
                     Warranty Provider Information Letter
                     ------------------------------------

Ladies and Gentlemen:

      Pursuant to the Financial Warranty Agreement dated as of __________,
2004 among Oppenheimer Principal Protected Trust III (the "Trust"), on behalf of its series Oppenheimer Principal Protected Main Street Fund III,
OppenheimerFunds, Inc., and Merrill Lynch Bank USA ("MLBUSA"), the parties hereto agree that the information MLBUSA has provided for inclusion or to be incorporated by reference into the Trust's Registration Statement on Form
N-1A (the "Registration Statement") consists solely of the following information:
(a)   MLBUSA is a wholly-owned subsidiary of Merrill Lynch & Co., Inc.
          MLBUSA is licensed as an industrial bank pursuant to the laws of the State of Utah and its deposits are insured by the Federal
          Deposit Insurance Corporation.  MLBUSA is regulated by certain
          Federal and state agencies and is examined by those agencies.
(b)   Merrill Lynch Bank USA is a direct subsidiary of Merrill Lynch & Co.,
          Inc.
(c)   MLBUSA's principal business is to engage in banking activities.
(d)   MLBUSA is located at 15 West South Temple Square, Suite 300, Salt Lake
          City, Utah 84101.
(e)   The audited (and any unaudited) financial statements of MLBUSA specifically provided by MLBUSA from time to time for incorporation by reference into the Registration Statement and/or inclusion as an exhibit to the Registration Statement.

            In addition, MLBUSA represents that the audited financial
statements of MLBUSA that will be incorporated by reference and/or appear in the Registration Statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP as if
MLBUSA was required to file Form 10-K under the Securities Exchange Act of
1934, as amended.

      IN WITNESS WHEREOF, the parties hereto have executed this letter agreement, all as of the day and year first above mentioned.

                                    MERRILL LYNCH BANK USA, as Warranty
                                       Provider

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

Accepted and Agreed:

OPPENHEIMER PRINCIPAL PROTECTED TRUST III,
as Trust, on behalf of the
OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

By: ________________________________________
    ----------------------------------------
    Name:
    Title:

                                                                     Annex C-1

                                                                     Annex C-2

                                                                     Annex C-3

                                                                       Annex D
                           FORM OF ESCROW AGREEMENT

            ESCROW AGREEMENT, dated January 20, 2004 (this "Agreement") among
                                                            ---------
OppenheimerFunds, Inc., a corporation organized under the laws of the State of Colorado (the "Adviser"), Merrill Lynch Bank USA, an industrial bank
                  -------
organized under the laws of the State of Utah (the "Warranty Provider") and
                                                    -----------------
J.P. Morgan Chase Bank, as escrow agent (the "Escrow Agent").
                                              ------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

            WHEREAS, pursuant to the Financial Warranty Agreement (as defined below), the Warranty Provider has agreed, subject to certain conditions set out in the Financial Warranty Agreement, to issue a financial warranty in the form of a letter of credit in accordance with Section 70A-5-102(a) of the
Utah Uniform Commercial Code in an amount up to $500 million in order to make sure that Oppenheimer Principal Protected Main Street Fund III (the "Fund")
                                                                     ----
is able to redeem all of its outstanding shares on the Maturity Date;

            WHEREAS, in connection with the Financial Warranty Agreement, the
Adviser and the Warranty Provider desire to appoint the Escrow Agent to act in the capacity as Escrow Agent hereunder subject to and upon the terms and conditions of this Agreement; and

            WHEREAS, a copy of the Financial Warranty Agreement has been delivered to the Escrow Agent and is attached hereto as Annex A, and the
Escrow Agent is willing to act in the capacity as escrow agent hereunder subject to and upon the terms and conditions of this Agreement.

            NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms.  All terms used herein and not defined herein shall have
      -------------
the meanings assigned to such terms in the Financial Warranty Agreement, dated January 20, 2004 (the "Financial Warranty Agreement"), among the
                             ----------------------------
Adviser, the Warranty Provider and Oppenheimer Principal Protected Trust III,
an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts, on behalf of its series, the
Fund.

2.    Designation of Escrow Agent.  The Adviser and the Warranty Provider
      ---------------------------
hereby mutually designate and appoint the Escrow Agent as escrow agent for the purposes set forth herein.  The Escrow Agent hereby accepts such appointment and agrees to act in furtherance of the provisions of the
Financial Warranty Agreement, but only upon the terms and conditions provided in this Agreement.

3.    Establishment of Escrow Fund.  (a) Pursuant to Section 4.1(f) of the
      ----------------------------
Financial Warranty Agreement, upon the occurrence of an Objection Event, the
Adviser shall deliver to the Escrow Agent an amount equal to any Floor
Shortfall and/or Additional Floor Shortfall that is the subject under such
Objection Event as set forth in the Determination Notice delivered to the
Adviser by the Warranty Provider in accordance with Section 4.1(d) of the
Financial Warranty Agreement (each amount that is delivered, the "Objection
                                                                  ----------
Event Escrow Amount") by wire transfer in immediately available funds to the
-------------------
account identified in Schedule A (the "Escrow Account").  The payment of such
                                       --------------
Objection Event Escrow Amount shall be made by the Adviser within five
Business Days of its delivery to the Warranty Provider of the Objection
Notice relating to such Objection Event and shall remain in the Escrow
Account pending a final arbitration determination of the amount of the Floor
Shortfall and/or Additional Floor Shortfall in accordance with Section 4.1(e)
of the Financial Warranty Agreement.  The Escrow Agent shall hold each
Objection Event Escrow Amount and all interest and other amounts earned thereon (in each case, the "Escrow Fund") in escrow pursuant to this
                            -----------
Agreement, in the Escrow Account.

(b)   The Adviser and the Warranty Provider confirm to the Escrow Agent and to each other that the Escrow Fund is free and clear of all encumbrances, except as may be created by this Agreement and the Financial Warranty
Agreement.

4.    Payments from the Escrow Fund.  (a)  In connection with each Objection
      -----------------------------
Event, the Warranty Provider and the Adviser shall jointly notify the Escrow
Agent in writing (the "Floor Shortfall Payment Notice") of the amount of the
                       ------------------------------
Floor Shortfall and/or Additional Floor Shortfall, if any, (i) within three
Business Days of the date such Floor Shortfall and/or Additional Floor
Shortfall is finally determined by an arbitrator (the "Arbitrator") that is
                                                       ----------
chosen pursuant to Section 4.1(e) of the Financial Warranty Agreement, or
(ii) in the event the Warranty Provider and the Adviser agree in writing on the amount of any Floor Shortfall and/or Additional Floor Shortfall prior to the Maturity Date and prior to a final determination of such Floor Shortfall and/or Additional Floor Shortfall by the Arbitrator, within three Business
Days of the date of such agreement.  Within two Business Days of receipt of the Floor Shortfall Payment Notice, the Escrow Agent shall transfer to the
Warranty Provider, by wire transfer in immediately available funds, out of the Escrow Account an amount in cash equal to the Floor Shortfall and/or
Additional Floor Shortfall set forth in such Floor Shortfall Payment Notice, together with any interest accrued thereon (the "Floor Shortfall Escrow
                                                 -----------------------
Amount").  In the event that the amount of the Escrow Fund exceeds the Floor
Shortfall Escrow Amount, then the Escrow Agent shall, immediately after payment of the Floor Shortfall Escrow Amount to the Warranty Provider,
transfer the remaining amount of funds in the Escrow Account to the Adviser.
In the event that the Floor Shortfall Payment Notice notifies the Escrow
Agent that no payment is required under the Financial Warranty Agreement, the
Escrow Agent shall, within two Business Days of its receipt of the Floor
Shortfall Payment Notice, transfer to the Adviser by wire transfer in immediately available funds the Escrow Fund out of the Escrow Account.

(b)   Notwithstanding anything contained in Section 4(a) hereof, if the
Maturity Date occurs prior to the final determination by the Arbitrator of a
Floor Shortfall and/or Additional Floor Shortfall, the Warranty Provider
shall notify the Escrow Agent in writing (the "Shortfall Amount Payment
                                               -------------------------
Notice") of the Aggregate Shortfall Amount, if any, within one Business Day following the Maturity Date and that the Maturity Date has occurred.  Within one Business Day of receipt of the Shortfall Amount Payment Notice, the
Escrow Agent shall transfer to the Warranty Provider, by wire transfer in immediately available funds, out of the Escrow Account an amount in cash equal to the lesser of (i) the Aggregate Shortfall Amount and (ii) the Escrow
Fund, together with any interest accrued thereon (such lesser amount, the
"Shortfall Escrow Amount"); provided, however, that if the Escrow Fund is
------------------------
less than the Aggregate Shortfall Amount, the Adviser shall immediately pay to the Warranty Provider by wire transfer in immediately available funds an amount equal to the difference of the Aggregate  Shortfall Amount and the
Escrow Fund (the term "Shortfall Escrow Amount" shall also include any such
                       -----------------------
additional amount).  If the Arbitrator subsequently determines that there is no Floor Shortfall and/or Additional Floor Shortfall, or that the Floor
Shortfall and/or Additional Floor Shortfall is less than the Shortfall Escrow
Amount, the Warranty Provider hereby agrees to deliver to the Adviser, within three Business Days of such final determination, an amount equal to the difference, if positive, of the Shortfall Escrow Amount and such Floor
Shortfall and/or Additional Floor Shortfall as finally determined by the
Arbitrator.  If the Arbitrator determines that the Floor Shortfall and/or
Additional Shortfall is greater than the Shortfall Escrow Amount, the Adviser hereby agrees to pay to the Warranty Provider, within three Business Days of such final determination, an amount equal to the lesser of (i) the difference, if positive, of the Floor Shortfall and/or Additional Floor
Shortfall as finally determined by the Arbitrator and the Shortfall Escrow
Amount and (ii) the Aggregate Shortfall Amount.

(c)   If this Agreement terminates prior to the Maturity Date, the Escrow
Agent shall, within three (3) Business Days of termination, transfer the
Escrow Fund to the Adviser by wire transfer in immediately available funds.

5.    Liquidation of the Escrow Fund.  Whenever the Escrow Agent shall be
      ------------------------------
required to make payment from the Escrow Fund, the Escrow Agent shall pay such amounts by liquidating the investments of the Escrow Fund to the extent necessary to pay such amounts in full and in cash.

6.    Maintenance of the Escrow Fund.  The Escrow Agent shall continue to
      ------------------------------
maintain the Escrow Fund until the termination of this Agreement pursuant to
Section 10 hereof.

7.    Investment of Escrow Fund.
      -------------------------

            (a)   During the term of this Agreement,  the Escrow Fund shall be invested  in a  segregated  interest-bearing  account.  The Escrow  Agent will provide  compensation in respect of any balances held in the Escrow Account at a rate of  LIBOR  less 15  basis  points.  The  LIBOR  that  shall  be used in calculating such compensation  shall be the 30-day LIBOR as published daily by
Bloomberg  Professional  Services. For each calendar month, the average of the
30-day  LIBOR  as  published  each  business  day  by  Bloomberg  Professional
Services,  less 15 basis points, shall be applied to the average daily balance of the collected funds maintained in the Escrow Account for the month.

(b)   Compensation will be paid monthly on or about the eighth business day of the month succeeding the calendar month in respect of which such compensation is payable.

(c)   The Escrow Agent may change the rate of compensation that shall be paid in respect of any balances held in the Escrow Account upon 30 business days'
notice to each of the parties hereto.

(d)   The Escrow Agent will assess a fee (at the rate of $25 per each transfer) for wire transfers in excess of 10 per month that may be executed by its administrative staff.

8.    Escrow Agent.  To induce the Escrow Agent to act hereunder, it is
      ------------
further agreed by the undersigned that:

            (a)   Except  as  expressly  contemplated  by  this  Agreement  or pursuant to an order of a court of  competent  jurisdiction,  the Escrow Agent shall not sell,  transfer  or  otherwise  dispose  of in any manner all or any portion of the Escrow Fund.

(b)   The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.  The Escrow Agent shall not be bound by the provisions of any other agreement among the other parties hereto.

(c)   In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument.
The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions this Agreement has been duly authorized to do
so.

(d)   The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct.

(e)   The Escrow Agent shall have no duty as to the collection or protection of the Escrow Fund or income thereon, or as the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

(f)   As compensation for its services to be rendered under this Agreement, for each year or any portion thereof, the Escrow Agent shall receive a fee in the amount and payable at the times specified in Annex B to this Agreement and shall be reimbursed upon request for all reasonable expenses, disbursements and advances, including reasonable fees, expenses and disbursements of outside counsel, if any, incurred or made by it in connection with the performance of its duties under this Agreement.  The
Warranty Provider and the Adviser shall each pay one-half of the fee specified in Annex B and all other fees and expenses referred to in the two preceding sentences.

(g)   The Escrow Agent shall provide to the Warranty Provider and the Adviser monthly statements identifying transactions, transfers or holdings of the
Escrow Fund and each such statement shall be deemed to be correct and final upon receipt thereof by the Warranty Provider and the Adviser unless the
Escrow Agent is notified in writing by the Warranty Provider and/or the
Adviser to the contrary within thirty (30) Business Days of the date of such statement.

(h)   Each of the Warranty Provider and the Adviser shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys'
fees, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent, arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this
Agreement.

(i)   In the event that a dispute arises between the Warranty Provider and the Adviser with respect to the disposition or disbursement of the Escrow
Fund, or any portion thereof, which dispute each of the Warranty Provider and the Adviser notifies the Escrow Agent cannot be resolved, the Escrow Agent shall be permitted to interplead the Escrow Fund, or any portion thereof, into a court of competent jurisdiction, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded Escrow
Fund or portion thereof.  The Warranty Provider and the Adviser agree to pursue any redress or recourse in connection with such a dispute without making the Escrow Agent a party to the same other than in the case of the
Escrow Agent's gross negligence, bad faith or willful misconduct.

(j)   The Escrow Agent may at any time resign by giving thirty (30) Business
Days prior written notice of resignation to the Warranty Provider and the
Adviser.  The Warranty Provider and the Adviser may at any time jointly remove the Escrow Agent by giving ten (10) Business Days' written notice signed by each of them to the Escrow Agent.  If the Escrow Agent shall resign or be removed, a successor escrow agent, which shall be a bank or trust company having assets in excess of (US)$1 billion, and which shall be reasonably acceptable to the Adviser, shall be appointed by the Warranty
Provider by written instrument executed by the Warranty Provider and delivered to the Escrow Agent and to such successor escrow agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor escrow agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of the Adviser, the Warranty Provider or the successor escrow agent, execute and deliver to such successor escrow agent all the right, title and interest hereunder in and to the Escrow Fund of such predecessor Escrow Agent and all other rights hereunder of such predecessor Escrow Agent.  If no successor escrow agent shall have been appointed within thirty (30) Business Days of a notice of resignation by the Escrow Agent or of a notice of removal by the Warranty
Provider and the Adviser, as applicable, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrow Fund until the earlier of receipt of designation of a successor escrow agent, a joint written instruction by the Warranty Provider and the Adviser and termination of this
Agreement in accordance with its terms.

9.    Tax Matters.  (a) The Escrow Agent does not have any interest in the
      -----------
Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof.  The Warranty Provider and the Adviser shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Fund incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.  Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.  The Escrow Agent shall report to the
Internal Revenue Service ("IRS") as of the calendar year-end, and to the
                           ---
Warranty Provider and the Adviser, all income earned from the investment of any sum held in the Escrow Account, as and to the extent required under the provisions of the Internal Revenue Code of 1986, as amended (the "Code").
                                                                  ---
The Warranty Provider and the Adviser shall provide the Escrow Agent with their taxpayer identification numbers on IRS Form W-9 or IRS Form W-8, as applicable.

(b)   The Escrow Agent shall prepare and file any and all income or other tax returns applicable to the Escrow Account with the IRS and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the
Code.

(c)   Any taxes payable on income earned from the investment of any sums held in the Escrow Account shall be paid by the Adviser whether or not the income was distributed by the Escrow Agent during any particular year as and to the extent required under the provisions of the Code; provided, that if any investment earnings relating to the Escrow Account or any portion thereof are actually received by the Warranty Provider, the Warranty Provider shall pay the taxes payable on such investment earnings.

10.   Termination.  This Agreement shall terminate in accordance with joint
      -----------
written instruction from the Adviser and the Warranty Provider confirming the termination of the Financial Warranty Agreement.

11.   Due Authorization.  Each party hereto hereby represents and warrants
      -----------------
(a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b)
that the execution, delivery and performance of this Agreement by the
Warranty Provider and the Adviser does not and will not violate any applicable law or regulation.

12.   Public Announcements.  No printed or other material in any language,
      --------------------
including prospectuses, notices, reports, and promotional material which mentions "J.P. Morgan Chase Bank" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the
Escrow Agent; provided, however, that the Fund may include this Agreement as an exhibit to its Registration Statement on Form N-1A.

13.   Notices.  All notices, communications, requests and demands to or upon
      -------
the respective parties hereto to be effective shall be in writing (and if sent by mail, sent via certified or registered mail, return receipt requested) or be by confirmed facsimile transmission or email with confirmed delivery status notification.  All notices shall be deemed to have been duly given or made when delivered by hand, or three Business Days (seven Business
Days in the case of notices sent to Merrill Lynch International) after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission or email transmission, when sent, addressed as follows or at such other address as such party may designate in writing:

            If to the Adviser:
                  OppenheimerFunds, Inc.
                  Two World Financial Center,
                  225 Liberty Street,
                  New York, NY 10281
                  Attention:  General Counsel
                  Telephone No:  212-323-0200
                  Facsimile No:  212-323-4071
                  Email: bzack@oppenheimerfunds.com
                  with a copy to: President (at the above address)
            If to the Warranty Provider:
                  Merrill Lynch Bank USA
                  4 World Financial Center
                  9th Floor
                  250 Vesey Street
                  New York, New York 10080
                  Attention:  Stephen Cohen, Managing Director
                  Telephone:  212-449-1438
                  Facsimile: 212-738-1110
                  Email: s_cohen@ml.com
                  with a copy to:
                  Merrill Lynch Bank USA
                  800 Scudders Mill Road
                  Plainsboro, NJ  08536
                  Attention: Office of the General Counsel
                  Telephone:  (609) 282-1830
                  Facsimile: (609) 282-0720
                  Email:  tim_byrne@ml.com
                  with a copy to:
                  Shearman & Sterling LLP
                  599 Lexington Avenue
                  New York, NY 10022
                  Attention:  Margery K.Neale, Esq.
                  Telephone:  (212) 848-4868
                  Facsimile:  (646) 848-4868
                  Email: mneale@shearman.com
                  with a copy to:
                  Merrill Lynch International
                  4 World Financial Center
                  5th Floor
                  250 Vesey Street
                  New York, New York 10080
                  Attention: John Lambert
                  Telephone: 212-449-9597
                  Facsimile: 212-738-2309
                  Email: Jlambert@exchange.ml.com
                  with a copy to:
                  Merrill Lynch International
                  4 World Financial Center
                  5th Floor
                  250 Vesey Street
                  New York, New York 10080
                  Attention: Armando Rico
                  Telephone: 212-449-7682
                  Facsimile: 212-449-7909
                  Email: arico@exchange.ml.com
                  with a copy to:
                  Merrill Lynch International
                  4 World Financial Center
                  5th Floor
                  250 Vesey Street
                  New York, New York 10080
                  Attention: Stephen Houston
                  Telephone: 212-449-6577
                  Facsimile: 212-738-1954
                  Email: steve_houston@ml.com
            If to the Escrow Agent:
                  J.P. Morgan Chase Bank
                  4 Chase MetroTech Center
                  18th Floor
                  Brooklyn, NY 11245
                  Division: Investor Services
                  Attention: Stephen Crowley
                  Telephone:  718-242-9170
                  Facsimile:  718-242-3618
                  Email:  stephen.crowley@jpmorgan.com

14.   Assignment.  This Agreement shall be binding upon and inure solely to
      ----------
the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives.  No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties; provided, however, that (a) in the event the Warranty
Provider assigns its obligations under the Financial Warranty Agreement to another party (the "Assignee") pursuant to Section 8.2(a) of the Financial
                    --------
Warranty Agreement, the obligations of the Warranty Provider under this
Agreement shall be assigned to the Assignee; and (b) in the event the Adviser assigns its obligations under the Financial Warranty Agreement to a successor investment adviser, the obligations of the Adviser under this Agreement shall be assigned to such successor investment adviser.

15.   Governing Law.  This Agreement shall be governed by, and construed in
      -------------
accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State without giving effect to the principals of conflicts of law rules.

16.   Amendments and Waivers.  This Agreement may only be modified by a
      ----------------------
writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.

17.   Severability.  If any term or other provision of this Agreement is
      ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this
Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

18.   Entire Agreement.  This Agreement, the Financial Warranty Agreement and
      ----------------
the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the
Adviser, the Warranty Provider and the Escrow Agent with respect to the subject matter hereof.

19.   No Third Party Beneficiaries.  This Agreement shall be binding upon and
      ----------------------------
inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement, except as provided in paragraph 8(j) with respect to a resignation by the Escrow Agent.

20.   Specific Performance.  The parties hereto agree that irreparable damage
      --------------------
would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity without the necessity of demonstration the inadequacy of monetary damages.

21.   WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY AND
      --------------------
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING
RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY AND
THEREBY AND FOR ANY COUNTERCLAIM THEREIN.

22.   Headings.  The descriptive headings contained in this Agreement are
      --------
included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

23.   Counterparts.  This Agreement may be executed in two or more
      ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the Adviser, the Warranty Provider and the
Escrow Agent have caused this Agreement to be executed by a duly authorized officer as of the date first written above.

                                    OPPENHEIMERFUNDS, INC.

                                    By:  /s/ Phillip Gillespie
                                    --------------------------
                                      Name: Phillip Gillespie
                                      Title: Senior Vice President & Deputy
                                         General Counsel

                                    MERRILL LYNCH BANK USA

                                    By:  /s/ Lisa Bloomberg
                                    -----------------------
                                      Name: Lisa Bloomberg
                                      Title: Assistant Secretary

                                    J.P. MORGAN CHASE BANK

                                    By:  /s/ Stephen A. Cohen
                                    -------------------------
                                      Name: Stephan A. Cohen
                                      Title: Managing Director

                                   ANNEX B
                                 FEE SCHEDULE
      At the time of execution of this Agreement, the Warranty Provider and the Adviser shall each pay the Escrow Agent an acceptance fee of $2,500.
      At such time as funds are deposited in the Escrow Account identified on
Schedule A, a fee of $1,000 per month shall be payable by the Adviser and the
Warranty Provider as provided in Paragraph 8(f) of the Agreement to which this Annex is attached.  The fee shall accrue and be payable only for such months (or portions thereof) as funds are actually held in the Escrow
Account.

                                  SCHEDULE A
                                ESCROW ACCOUNT
      All funds held in escrow under the Agreement to which this Schedule is attached shall be held in the following account:
                         DDA Account #: [___________]